Summary Prospectus
February 26, 2021

AIG Focused Alpha Large-Cap Fund
CLASS A: SFLAX   |   CLASS C: SFLCX   |   CLASS W: SFLWX
This Summary Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.
The Fund’s Statutory Prospectus and Statement of Additional Information, each dated February 26, 2021, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above incorporated information online at http://aigfunds.onlineprospectus.net/AIGFunds/FundDocuments/index.html. You can also get this information at no cost by calling 1-800-858-8850, by sending an email request to mutualfundinquiry@aig.com or by writing to the Trust at AIG Fund Services, Inc., Mutual Fund Operations, Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311.
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.

INVESTMENT GOAL

The investment goal of the AIG Focused Alpha Large-Cap Fund (the “Fund”) is growth of capital.
FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund.
You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the AIG fund complex. More information about these and other discounts is available from your financial professional and in the “Shareholder Account Information — Sales Charge Reductions and Waivers” section on page 15 of the Fund’s Prospectus, in the “Financial Intermediary — Specific Sales Charge Waiver Policies” section on page A-1 of the Fund’s Prospectus and in the “Additional Information Regarding Purchase of Shares” section on page 118 of the Fund’s statement of additional information.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class W
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the amount redeemed or original purchase cost)(1)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Maximum Account Fee	None	None	None

SunAmerica Specialty Series

AIG Focused Alpha Large-Cap Fund
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class W
Management Fees	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.35%	1.00%	—
Other Expenses	0.30%	0.37%	0.50%
Total Annual Fund Operating Expenses Before Fee Waivers and/or Expense Reimbursements/(Recoupment)	1.65%	2.37%	1.50%
Fee Waivers and/or Expense Reimbursements/(Recoupment)(2),(3)	—	—	(0.01)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements/(Recoupment)(2),(3)	1.65%	2.37%	1.51%

(1)
Purchases of Class A shares of $1 million or more will be subject to a contingent deferred sales charge (“CDSC” ) on redemptions made within one year of purchase. The CDSC on Class C shares applies only if shares are redeemed within twelve months of their purchase. See page 14 of the Prospectus for more information about the CDSCs.
(2)
Pursuant to an Expense Limitation Agreement, SunAmerica Asset Management, LLC (“SunAmerica” ) is contractually obligated to waive its fees and/or reimburse expenses to the extent that the Total Annual Fund Operating Expenses exceed 1.72%, 2.37% and 1.52% for Class A, Class C and Class W shares, respectively. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will continue in effect indefinitely, unless terminated by the Board of Trustees (the “Board”), including a majority of the trustees of the Board who are not “interested persons” of SunAmerica Specialty Series as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”).
(3)
Any contractual waivers and/or reimbursements made by SunAmerica with respect to the Fund are subject to recoupment from the Fund within two years after the occurrence of the waiver and/or reimbursement, provided that such payments to SunAmerica shall not be made if they would cause the annual fund operating expenses of a class of the Fund to exceed the lesser of (a) the current expense limitation in effect at the time the waiver and/or reimbursement occurred, or (b) the current expense limitation in effect, if any.
EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same and that any fee waivers and/or reimbursements remain in place through the term of the applicable waiver and/or expense reimbursement. You may be required to pay brokerage commissions on your purchases and sales of Class W shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
AIG Focused Alpha Large-Cap Fund
Class A	$733	$1,065	$1,420	$2,417
Class C	340	739	1,265	2,527
Class W	154	477	824	1,802
You would pay the following expenses if you did not redeem your shares:

SunAmerica Specialty Series

AIG Focused Alpha Large-Cap Fund
	1 Year	3 Years	5 Years	10 Years
AIG Focused Alpha Large-Cap Fund
Class A	$733	$1,065	$1,420	$2,417
Class C	240	739	1,265	2,527
Class W	154	477	824	1,802
PORTFOLIO TURNOVER:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 75% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES OF THE FUND

The Fund’s principal investment strategies are growth, value and “focused.” The growth-oriented philosophy to which the Fund partly subscribes — that of investing in securities believed to offer the potential for growth of capital — focuses on securities considered to have, among other factors, the potential for above-average earnings growth; to offer proven or unique products or services; or to operate in industries experiencing increasing demand. The value-oriented philosophy to which the Fund partly subscribes is that of investing in securities believed to be undervalued in the market. The selection criteria is usually calculated to identify stocks of companies with solid financial strength that have attractive valuations (e.g., as measured by low price-earnings ratios) and that may have generally been overlooked by the market. A focused strategy is one in which an investment adviser actively invests in a small number of holdings which constitute its favorite stock-picking ideas at any given moment. A focus philosophy reflects the belief that, over time, the performance of most investment managers’ “highest confidence” stocks exceeds that of their more diversified portfolios.
The Fund is managed by two subadvisers, one manages the large-cap growth portion of the Fund and the other manages the large-cap value portion of the Fund. Each subadviser may emphasize either a growth or a value orientation, respectively, or a core orientation (i.e., stocks with both growth and value characteristics) at any particular time. Each subadviser will generally invest in approximately 10 to 20 securities, and the Fund will hold up to a total of 40 securities. Examples of when the Fund may hold more than the specified number of securities include, but are not limited to, re-balancing or purchase and sale transactions, including where a new subadviser is selected to manage the Fund or a portion of the Fund’s assets.
The Fund will invest approximately 50% of its assets in the large-cap growth portion of the Fund and 50% of its assets in the large-cap value portion of the Fund. These percentages reflect the projected asset allocations under normal market conditions and may be rebalanced from time to time.
The principal investment technique of the Fund is active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large-cap companies that offer the potential for growth of capital. Although the Fund will invest primarily in U.S. markets, each subadviser may invest in foreign securities, including securities of companies in emerging markets. The subadviser to the large-cap growth portion of the Fund will invest in companies primarily selected on the basis of company fundamentals but may also consider macroeconomic and other factors. The subadviser to the large-cap value portion of the Fund will invest in companies primarily selected by utilizing a proprietary quantitative model combined with fundamental analysis. Under normal market conditions, at least 80% of the Fund’s net assets, plus any borrowings for investment purposes, will be invested in large-cap companies.
Large-cap companies will generally include companies whose market capitalizations at the time of purchase are equal to or greater than the median market capitalization of companies in the Russell 1000® Index. For the most recent annual reconstitution published as of May 8, 2020, the market capitalization range of companies in the Russell 1000® Index was approximately $1.8 billion to $1,400.5 billion, and the median market capitalization was approximately $9.3 billion. The market capitalizations of companies in the Fund’s portfolio and the Russell 1000® Index change over time. Companies that fall outside this definition of large-cap companies after the Fund has purchased their securities

SunAmerica Specialty Series

AIG Focused Alpha Large-Cap Fund
will continue to be considered large-cap companies for purposes of the Fund’s 80% investment policy; however, additional purchases of these companies will not qualify as such unless, at the time of purchase, the company is able to satisfy this definition.
The principal investment strategies and principal investment techniques of the Fund may be changed without shareholder approval. Shareholders will receive at least sixty (60) days’ notice of any change to the 80% investment policy set forth above.
PRINCIPAL RISKS OF INVESTING IN THE FUND

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.
The following is a summary description of the principal risks of investing in the Fund:
Active Trading Risk. As part of the Fund’s principal investment technique(s), the Fund may engage in active trading of its portfolio securities. Because the Fund may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund’s performance. During periods of increased market volatility, active trading may be more pronounced.
Emerging Markets Securities Risk. Emerging markets are riskier than developed markets and investments in emerging markets may be considered speculative. Securities of companies in emerging markets may be more volatile and potentially less liquid than those of companies in more developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Foreign Exposure and Currency Volatility Risk. The value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities.
Non-Diversification Risk. The Fund is non-diversified, which means it can invest a larger portion of its assets in the stock of a single company than can some other mutual funds. By investing in a smaller number of stocks, the Fund’s risk is increased because the effect of each stock on the Fund’s performance is greater.
Stock Market Volatility and Securities Selection Risk. The Fund invests primarily in equity securities. As with any fund that invests in equity securities, the value of your investment in the Fund may fluctuate in response to stock market movements. You should be aware that the performance of “growth” stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well under circumstances in which growth stocks in general have fallen. Additionally, growth stocks can be volatile for several reasons. In particular, since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Growth stocks also normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded. When investing in value stocks which are believed to be undervalued in the market, there is a risk that the market may not recognize a security’s intrinsic value for a long period of time, or that a security judged to be undervalued may actually be appropriately priced. In addition, individual securities selected for the Fund may underperform the market generally.
The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of

SunAmerica Specialty Series

AIG Focused Alpha Large-Cap Fund
business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.
PERFORMANCE INFORMATION

The following bar chart illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year, and the table compares the Fund’s average annual returns, before and after taxes, to those of the Russell 1000® Index, a broad measure of market performance.
The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the “Predecessor Fund”), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the “Reorganization”). Prior to the Reorganization, the Fund had no operating history and it therefore carried forward the performance and accounting history of the Predecessor Fund, which had a fiscal year end of December 31. Accordingly, the Fund’s performance information in the bar chart and table for periods prior to the Reorganization is based on that of the Predecessor Fund. The Predecessor Fund’s operating expenses were lower than those of the Fund. If the Fund’s higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance quoted in the bar chart and table would have been lower. In addition, the Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund.
Sales charges are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated information on the Fund’s performance can be obtained by visiting www.aig.com/funds or can be obtained by phone at 800-858-8850, ext.
6003.
AIG FOCUSED ALPHA LARGE-CAP FUND (CLASS A)

During the period shown in the bar chart:
Highest Quarterly Return:	June 30, 2020	24.94%
Lowest Quarterly Return:	September 30, 2011	-19.07%

SunAmerica Specialty Series

AIG Focused Alpha Large-Cap Fund
Average Annual Total Returns
(as of the periods ended December 31, 2020)
	Past One Year	Past Five Years	Past Ten Years	Since Inception	Inception Date
Class C	18.85%	14.46%	N/A	14.40%	1/24/2012
Class W	20.80%	15.35%	N/A	15.31%	1/24/2012
Class A	13.69%	13.85%	13.26%	N/A
Return After Taxes on Distributions (Class A)	11.40%	11.39%	11.26%	N/A
Return After Taxes on Distributions and Sale of Fund Shares (Class A)(1)	9.69%	10.64%	10.53%	N/A
Russell 1000® Index	20.96%	15.60%	14.01%	14.98%

(1)
When the return after taxes on distributions and sale of Fund shares is higher than the before tax return, it is because of realized losses. If realized losses occur upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.
The after-tax returns shown were calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. An investor’s actual after-tax returns depend on the investor’s tax situation and may differ from those shown in the above table. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.
After-tax returns are shown only for Class A. After-tax returns for other classes will vary.
INVESTMENT ADVISER

The Fund’s investment adviser is SunAmerica.
PORTFOLIO MANAGERS

The Fund is subadvised by Marsico Capital Management, LLC (“Marsico”) and BlackRock Investment Management, LLC (“BlackRock”).
Name	Portfolio Manager of the Fund Since	Title
Thomas F. Marsico	2005	Portfolio Manager, Chief Executive Officer, and Chief Investment Officer (Marsico)
Brandon A. Geisler	2019	Portfolio Manager and Senior Analyst (Marsico)
Todd Burnside	2017	Portfolio Manager and Director (BlackRock)
Antonio DeSpirito	2017	Portfolio Manager and Managing Director (BlackRock)
PURCHASES AND SALES OF FUND SHARES

A Fund’s initial investment minimums generally are as follows:

SunAmerica Specialty Series

AIG Focused Alpha Large-Cap Fund
	CLASS A AND CLASS C SHARES	CLASS W SHARES
Minimum Initial Investment	• non-retirement account: $500 • retirement account: $250 • dollar cost averaging: $500 to open; you must invest at least $25 a month.	$50,000
Minimum Subsequent Investment	• non-retirement account: $100 • retirement account: $25	N/A
You may purchase or sell shares of a Fund each day the New York Stock Exchange is open. You should contact your broker, financial adviser or financial institution, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1-800-858-8850, by regular mail (AIG Funds, P.O. Box 219186, Kansas City, MO 64121-9186), by express, certified and registered mail (AIG Funds, 430 West 7th Street, Suite 219186, Kansas City, MO 64105-1407), or via the Internet at www.aig.com/funds.
TAX INFORMATION

Fund dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or are investing through a retirement plan, in which case you may be subject to federal income tax upon withdrawal from such tax-deferred arrangements.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

SunAmerica Specialty Series
ALCSP-2/21

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